                                                                   EXHIBIT 23.11


                                     CONSENT

To the Board of Directors
First Bancorp
Troy, North Carolina

         I hereby consent to the reference to me as a person nominated to become a director of First Bancorp in the Registration Statement on Form S-4 filed by First Bancorp under the Securities Act of 1933, and in all amendments thereto.



                                                      /s/ Thomas F. Phillips
                                                      --------------------------
                                                      Thomas F. Phillips


April 3, 2000